UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  January 5, 2005

JAMDAT Mobile Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50928	95-4791817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 S. Sepulveda Blvd., Suite 700
Los Angeles, CA 90034

(Address of principal executive offices) (Zip Code)

(310) 636-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                   Financial Statements and Exhibits.

On January 7, 2005, JAMDAT Mobile Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Report”) to report the entry into a Purchase Agreement (the “Purchase Agreement”) with Downtown Wireless, LLC (“Downtown”), a California limited liability company, John Cibulski, James Coriston, Jr. and Ruben Sandoval to purchase the limited liability company membership interests of Mr. Cibulski, Mr. Coriston and Mr. Sandoval in Downtown (the “Membership Interests”).  Mr. Cibulski, Mr. Coriston and Mr. Sandoval are herein referred to as the “Members.”  In the Report, the Registrant also reported the completion of the acquisition of the Membership Interests in Downtown from the Members, pursuant to the Purchase Agreement.  The purchase price paid by the Registrant consisted of $4,450,000 in cash and $700,000 worth of the Registrant’s common stock for the Membership Interests.  In addition, the Registrant agreed to pay cash of $1,175,965 for Downtown’s accounts receivable, of which $1,058,368 was paid at closing, all of which accounts receivable, the Registrant expects to collect.

The Registrant is filing this Amendment No. 1 to the Report to amend only Item 9.01, as reported in such previous Report, to provide the financial statements and financial information required by Item 9.01(a) and (b) hereof.  Except for the filing of the financial statements and financial information and related exhibits, the Report is not being amended or updated in any manner.

(a) Financial Statements of Business Acquired.

The audited balance sheet of Downtown as of September 30, 2004 and the audited statement of operations, members’ equity and cash flows and notes thereto for the nine months ended September 30, 2004; and the report of Good Swartz Brown & Berns llp thereon are filed as Exhibit 99.2 hereto and are incorporated herein by this reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2004 giving effect to the acquisition and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003, giving effect to the acquisition of all of the membership interests of Downtown as if it had occurred on January 1, 2003, and related notes thereto are filed as Exhibit 99.3 hereto and are incorporated herein by this reference.

(c) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Purchase Agreement dated January 5, 2005 among JAMDAT Mobile Inc., Downtown Wireless, LLC, and John Cibulski, James Coriston, Jr., and Ruben Sandoval.

*99.1	Press Release dated January 6, 2005

99.2	Audited financial statements of Downtown Wireless, LLC at September 30, 2004 and for the nine months ended September 30, 2004.

99.3	Unaudited pro forma condensed consolidated financial information.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2005	JAMDAT Mobile Inc.

/s/Craig Gatarz
Craig Gatarz
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Purchase Agreement dated January 5, 2005 among JAMDAT Mobile Inc., Downtown Wireless, LLC, and John Cibulski, James Coriston, Jr., and Ruben Sandoval.

*99.1	Press Release dated January 6, 2005

99.2	Audited financial statements of Downtown Wireless, LLC at September 30, 2004 and for the nine months ended September 30, 2004.

99.3	Unaudited pro forma condensed consolidated financial information.

*Previously filed.